1Q 2019 SUPPLEMENTAL FINANCIAL PACKAGE

Table of Contents 2 Forward Looking Statements 03 Corporate Profile 04 Highlights 05 2019 Outlook & Assumptions 06 Summary Information 07 Net Asset Value Component Data 08 Summary Balance Sheet 09 Summary Income Statement 10 FFO, Normalized FFO & Adjusted FFO 11 Outstanding Debt 12 Debt Information 13 Core Debt to Core EBITDA 14 Capitalization & Financial Ratios 15 Property Portfolio 16 Development & Redevelopment Pipeline 18 Mezzanine Investments 19 Acquisitions & Dispositions 20 Construction Business Summary 21 Same Store NOI by Segment 22 Top 10 Tenants by Annualized Base Rent 23 Office Lease Summary 24 Office Lease Expirations 25 Retail Lease Summary 26 Retail Lease Expirations 27 Appendix – Definitions & Reconciliations 29 Same Store vs Non-Same Store Properties 32 Reconciliation to Property Portfolio NOI 33 Reconciliation to GAAP Net Income 35

3 F O R W A R D L O O K I N G S T A T E M E N T S Armada Hoffler This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated May 2, 2019, which has been furnished as Exhibit 99.1 to our Form 8-K filed on May 2, 2019. The Company makes statements in this Supplemental financial package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance, mezzanine loan program, development pipeline and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward- looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward- looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC.

AHH LISTED NYSE

Corporate Profile

4

Armada Hoffler Properties, Inc. (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust ("REIT") with four decades of experience developing, building, acquiring, and managing high-quality, institutional-grade office, retail, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. In addition to developing and building properties for its own account, the Company also provides development and general contracting construction services to third-party clients. Founded in 1979 by Daniel A. Hoffler, the Company has elected to be taxed as a REIT for U.S. federal income tax purposes.

BOARD OF DIRECTORS

Daniel A. Hoffler, Executive Chairman of the Board
A. Russell Kirk, Vice Chairman of the Board
Louis S. Haddad, Director
John W. Snow, Lead Independent Director

George F. Allen, Independent Director
James A. Carroll, Independent Director
James C. Cherry, Independent Director
Eva S. Hardy, Independent Director

Corporate Officers

Louis S. Haddad, President and Chief Executive Officer
Michael P. O'Hara, Chief Financial Officer
Eric E. Apperson, President of Construction
Shelly R. Hampton, President of Asset Management

Investor Relations

Michael P. O'Hara, Chief Financial Officer
757-366-6684
mohara@armadahoffler.com

Analyst Coverage

Bank of America Merrill Lynch
James Feldman
(646) 855-5808
james.feldman@baml.com

D. A. Davidson & Co.
James Lykins
(503) 603-3041
jlykins@dadco.com

Janney, Montgomery, & Scott LLC
Robert Stevenson
(646) 840-3217
robertstevenson@janney.com

B. Riley FBR
Craig Kucera
(540) 277-3366
craigkucera@brileyfbr.com

Raymond James & Associates
Bill Crow
(727) 567-2594
bill.crow@raymondjames.com

Robert W. Baird & Co.
David Rodgers
(216) 737-7341
drodgers@rwbaird.com

Stifel, Nicolaus & Company Inc.
John Guinee
(443) 224-1307
jwguinee@stifel.com

Highlights 5 • Net income of $6.5 million, or $0.10 per diluted share, for the quarter ended March 31, 2019 compared to net income of $7.0 million, or $0.11 per diluted share, for the quarter ended March 31, 2018. • Normalized Funds From Operations (“FFO”) of $18.5 million, or $0.27 per diluted share, for the quarter ended March 31, 2019 compared to Normalized FFO of $15.4 million, or $0.25 per diluted share, for the quarter ended March 31, 2018. • FFO of $16.6 million, or $0.25 per diluted share, for the quarter ended March 31, 2019 compared to FFO of $16.3 million, or $0.26 per diluted share, for the quarter ended March 31, 2018. • The Company reaffirmed 2019 full-year Normalized FFO guidance of $1.11 to $1.17 per diluted share. • Core operating property portfolio occupancy at 96.0% as of March 31, 2019 compared to 95.8% as of December 31, 2018. • Same Store Net Operating Income (“NOI”) for the quarter ended March 31, 2019 increased 2.6% on a GAAP basis and 2.4% on a cash basis compared to the quarter ended March 31, 2018. Multifamily Same Store NOI for the quarter ended March 31, 2019 increased 9.0% on a GAAP basis and 8.0% on a cash basis compared to the quarter ended March 31, 2018. • Positive releasing spreads on office renewals during the first quarter of 17.0% on a GAAP basis and 2.5% on a cash basis. Positive releasing spreads on retail renewals during the first quarter of 5.5% on a GAAP basis and 3.4% on a cash basis. • Increased the first quarter 2019 cash dividend by 5% over the prior quarter's cash dividend to $0.21 per common share. This marks the fifth increase in five years and represents cumulative growth of over 31% since inception. • Completed the acquisition and refinancing of the commercial office and retail components of our One City Center development project in downtown Durham, North Carolina from the joint venture partnership. • Exercised our at-cost purchase option to acquire a 79% controlling interest in 1405 Point, the 17-story luxury high-rise apartment building located in the Harbor Point area of the Baltimore waterfront, in exchange for the Company's mezzanine loan investment and the assumption of existing debt. • Agreed to acquire Red Mill Commons and Marketplace at Hilltop in exchange for 4.1 million Operating Partnership units each valued at $15.55 per unit, the assumption of $36 million of debt, and $5 million in cash for aggregate consideration of $105 million. • Raised $30.6 million of gross proceeds through our at-the-market equity offering program at an average price of $14.78 per share during the quarter ended March 31, 2019.

AHH LISTED NYSE

2019 Outlook & Assumptions

6

Outlook	Low	High
Total NOI	$96.9M	$97.7M
Construction Segment Gross Profit	$4.9M	$5.7M
G&A expenses	$11.0M	$11.5M
Mezzanine Interest Income (Net of Interest Expense)(1)(2)	$15.2M	$15.7M
Interest Expense (Net of Mezzanine Interest Expense)(2)	$24.7M	$25.7M
Normalized FFO per diluted share	$1.11	$1.17

(1) Includes $4.5M of Annapolis Junction purchase option proceeds.
(2) Includes $5.4M of interest expense associated with funding the Company's mezzanine program.

GUIDANCE ASSUMPTIONS

- Acquired 79% interest of the partnership in 1405 Point apartments on April 25th, 2019.
- Sale of Lightfoot Marketplace a Harris Teeter grocery-anchored shopping center with expected proceeds of approximately $25M in the third quarter of 2019.
- Acquisition of Red Mill Commons and Marketplace at Hilltop for $105 million in the second quarter of 2019. Transaction composed of 4.1 million Operating Partnership units each valued at $15.55, assumed mortgage debt of $36 million, and $5 million in cash. The transaction is expected to add $8.1 million of annual net operating income.
- Interest expense is calculated based on Forward LIBOR Curve, which forecasts rates ending the year at 2.36%.
- Opportunistic sale of approximately $50 million through the ATM program, for a full year weighted average share count of 72.3 million.

AHH LISTED NYSE

Summary Information

7

$ in thousands, except per share data

	Three months ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
OPERATIONAL METRICS					
Net income	$6,514	$4,895	$5,669	$5,945	$6,983
Net income per diluted share	**$0.10**	**$0.07**	**$0.09**	**$0.09**	**$0.11**
Rental properties Net Operating Income (NOI)	21,056	20,563	18,987	19,341	19,462
General contracting and real estate services gross profit	750	551	977	567	636
Adjusted EBITDA(1)(2)	24,038	25,110	20,124	19,466	19,399
Funds From Operations (FFO)	16,643	17,089	15,865	15,124	16,261
FFO per diluted share	**$0.25**	**$0.26**	**$0.24**	**$0.24**	**$0.26**
Normalized FFO	18,506	20,190	15,650	15,242	15,376
Normalized FFO per diluted share	**$0.27**	**$0.30**	**$0.24**	**$0.24**	**$0.25**
Annualized dividend yield	5.39%	5.69%	5.29%	5.37%	5.84%
CAPITALIZATION					
Total common shares outstanding	52,327	50,014	49,576	48,768	45,205
Operating Partnership units outstanding	16,992	17,110	17,167	17,291	17,441
Common shares and OP units outstanding	69,319	67,124	66,743	66,059	62,646
Market price per common share	$15.59	$14.06	$15.11	$14.90	$13.69
Equity market capitalization(3)	$1,080,683	$943,763	$1,008,487	$984,279	$857,624
Total debt(4)	744,123	700,722	660,608	586,821	595,637
Total market capitalization	1,824,806	1,644,485	1,669,095	1,571,100	1,453,261
Less: cash	(18,959)	(24,051)	(20,648)	(15,418)	(19,306)
Total enterprise value	$1,805,847	$1,620,434	$1,648,447	$1,555,682	$1,433,955
BALANCE SHEET METRICS					
Core Debt/enterprise value	32.5%	36.7%	34.9%	34.1%	38.4%
Fixed charge coverage ratio	3.3x	3.7x	3.5x	3.5x	3.6x
Core Debt/Annualized Core EBITDA	6.3x	6.6x	7.1x	6.8x	7.0x
CORE PORTFOLIO OCCUPANCY					
Office(5)	94.9%	93.3%	93.8%	93.7%	92.2%
Retail(5)	96.1%	96.2%	96.6%	96.7%	96.7%
Multifamily(6)	97.2%	97.3%	97.1%	89.2% (7)	96.1%
Weighted Average(8)	96.0%	95.8%	96.1%	94.8%	95.6%

(1) Excludes gains on dispositions of real estate and mark-to-market adjustments on interest rate derivatives.
(2) Includes gain on non-operating real estate of $3.4M and approximately $688K of severance for the three months ended 12/31/18.
(3) Includes common shares and OP units.
(4) Excludes unamortized GAAP adjustments.
(5) Office and retail occupancy based on leased square feet as a % of respective total.
(6) Multifamily occupancy based on occupied units as a % of respective total.
(7) Includes impact of seasonality, attributed to the reduced summer occupancy at the JHU student housing property.
(8) Total occupancy weighted by annualized base rent.

AHH LISTED NYSE

Net Asset Value Component Data

8

In thousands

Stabilized Portfolio NOI (Cash)[1]	Three months ended 3/31/2019	Annualized 3/31/2019
Stabilized Virginia Beach (VB) Town Center[1]		
Office[2]	$3,287	$13,148
Retail[2]	2,125	8,500
Multifamily	1,661	6,644
Total Stabilized VB Town Center NOI	$7,073	$28,292
Stabilized Portfolio (Excludes VB Town Center)[1]		
Office	$0	$0
Retail	10,338	41,352
Multifamily	2,560	10,240
Total Stabilized Portfolio (Excludes VB Town Center)	$12,898	$51,592
Combined Stabilized Portfolio NOI	$19,971	$79,884
Run Rate Adjustments[1]		
Signed Leases Not Yet Occupied or In Free Rent Period	$1,675	$6,702
Net Acquisitions/Dispositions Completed Intra-Quarter	198	792
Total Run Rate Adjustments	$1,873	$7,494
Total	$21,844	$87,378

Non-Stabilized Portfolio and Development Pipeline (Cost Basis)[3]	As of 3/31/2019
Income Producing Properties	$108,000
Construction In Process	140,000
Other Assets	3,000
Total Non-Stabilized Portfolio	$251,000

General Contracting and Real Estate Services	Trailing 12 Months
General Contracting Gross Profit[4]	$6,261

Non-Property Assets[5]	As of 3/31/2019
Cash and Cash Equivalents	$15,577
Restricted cash	3,382
Accounts Receivable	18,297
Notes Receivable, Including Mezzanine Investments[6]	151,054
Construction Receivables, Including Retentions	17,784
Other Assets	63,909
Land Held for Development (Book Value)	2,994
Total Non-Property Assets	$272,997

Liabilities[5]	As of 3/31/2019
Mortgages and Notes Payable[6]	$744,123
Accounts Payable and Accrued Liabilities	15,904
Construction Payables, Including Retentions	42,293
Other Liabilities	44,053
Total Liabilities	$846,373

Share Count	As of 3/31/2019
Total common shares outstanding	52,327
Total OP units outstanding	16,992
Total common shares & OP units outstanding	69,319

(1) NOI from non-stabilized portfolio and development pipeline excluded from stabilized portfolio.
(2) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes.
(3) NOI not included in Stabilized.
(4) Includes $3.4 million from the sale of a distribution center.
(5) Lease right of use assets and lease liabilities excluded.
(6) Excludes unamortized GAAP adjustments.

Summary Balance Sheet 9 $ in thousands As of 3/31/2019 12/31/2018 Assets (Unaudited) Real estate investments: Income producing property $1,102,803 $1,037,917 Held for development 2,994 2,994 Construction in progress 145,366 135,675 Accumulated depreciation (196,518) (188,775) Net real estate investments 1,054,645 987,811 Real estate investments held for sale 929 929 Cash and cash equivalents 15,577 21,254 Restricted cash 3,382 2,797 Accounts receivable, net 18,297 19,016 Notes receivable 152,172 138,683 Construction receivables, including retentions 17,784 16,154 Costs and estimated earnings in excess of billings 317 1,358 Equity method investments - 22,203 Lease right of use assets 32,242 - Other assets 63,909 55,177 Total Assets $1,359,254 $1,265,382 Liabilities and Equity Indebtedness, net $737,621 $694,239 Accounts payable and accrued liabilities 15,904 15,217 Construction payables, including retentions 42,293 50,796 Billings in excess of costs and estimated earnings 3,622 3,037 Lease liabilities 41,697 - Other liabilities 40,431 46,203 Total Liabilities 881,568 809,492 Total Equity 477,686 455,890 Total Liabilities and Equity $1,359,254 $1,265,382

Summary Income Statement 10 In thousands, except per share data Three months ended 3/31/2019 3/31/2018 Revenues (Unaudited) Rental revenues $30,909 $28,699 General contracting and real estate services 17,036 23,050 Total Revenues 47,945 51,749 Expenses Rental expenses 6,725 6,424 Real estate taxes 3,128 2,813 General contracting and real estate services 16,286 22,414 Depreciation and amortization 9,904 9,278 General and administrative 3,401 2,961 Acquisition, development & other pursuit costs 400 84 Total Expenses 39,844 43,974 Operating Income 8,101 7,775 Interest income 5,319 2,232 Interest expense (5,886) (4,373) Equity in income of unconsolidated real estate entities 273 - Change in fair value of interest rate derivatives (1,463) 969 Other income 60 114 Income before taxes 6,404 6,717 Income tax benefit 110 266 Net Income $6,514 $6,983 Per Diluted Share & Unit $0.10 $0.11 Weighted Average Shares & Units - Diluted 67,919 62,538

AHH LISTED NYSE

FFO, Normalized FFO & AFFO[1]

11

$ in thousands, except per share data

	Three months ended (Unaudited)				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Funds From Operations					
Net income	**$6,514**	**$4,895**	**$5,669**	**$5,945**	**$6,983**
Earnings per diluted share	$0.10	$0.07	$0.09	$0.09	$0.11
Depreciation and amortization[2]	10,129	11,525	10,196	9,179	9,278
Gains on dispositions of operating real estate[3]	-	(833)	-	-	-
Impairment of real estate assets[4]	-	1,502	-	-	-
FFO	**$16,643**	**$17,089**	**$15,865**	**$15,124**	**$16,261**
FFO per diluted share	$0.25	$0.26	$0.24	$0.24	$0.26
Normalized FFO					
Acquisition, development & other pursuit costs	400	190	69	9	84
Loss on extinguishment of debt	-	-	11	-	-
Impairment of intangible assets and liabilities	-	16	3	98	-
Severance related costs	-	688	-	-	-
Change in fair value of interest rate derivatives	1,463	2,207	(298)	11	(969)
Normalized FFO	**$18,506**	**$20,190**	**$15,650**	**$15,242**	**$15,376**
Normalized FFO per diluted share	$0.27	$0.30	$0.24	$0.24	$0.25
Adjusted FFO					
Non-cash stock compensation	689	55	252	271	555
Acquisition, development & other pursuit costs	(400)	(190)	(69)	(9)	(84)
Tenant improvements, leasing commissions, lease incentives[5]	(809)	(2,447)	(899)	(1,102)	(1,058)
Property related capital expenditures	(1,494)	(2,961)	(884)	(1,098)	(1,321)
Adjustment for Annapolis Junction purchase option	(1,118)	4,489	-	-	-
Non-cash interest expense	304	289	270	231	326
Net effect of straight-line rents	(840)	(915)	(709)	(415)	(478)
Amortization of leasing incentives & above (below) market rents	(10)	(29)	(43)	(46)	(56)
AFFO	**$14,828**	**$18,481**	**$13,568**	**$13,074**	**$13,260**
AFFO per diluted share	$0.22	$0.28	$0.20	$0.21	$0.21
Weighted Average Common Shares Outstanding	50,926	49,726	49,194	45,928	45,132
Weighted Average Operating Partnership ("OP") Units Outstanding	16,993	17,110	17,168	17,286	17,406
Total Weighted Average Common Shares and OP Units Outstanding	67,919	66,836	66,362	63,214	62,538

(1) See definitions on pages 28-29.
(2) The adjustment for depreciation and amortization includes fourth quarter 2018 and first quarter 2019 depreciation attributable to the Company's investment in One City Center, which was an unconsolidated real estate investment until 3/14/19.
(3) Excludes gain on non-operating real estate of $3.4M for the three months ended 12/31/18.
(4) Disposition of Waynesboro Commons.
(5) Excludes development, redevelopment, and first generation space.

AHH
LISTED
NYSE

Outstanding Debt

$ in thousands

12

				Debt Maturities & Principal Payments						
Debt	Stated Rate	Effective Rate as of 3/31/2019	Maturity Date	2019	2020	2021	2022	2023	Thereafter	Outstanding as of 3/31/2019
Secured Notes Payable - Core Debt										
Southgate Square	L+1.60%	4.09%	4/29/2021	$660	$880	$19,682				$21,222
Encore Apartments	3.25%	3.25%	9/10/2021	124	504	24,338				24,966
4525 Main Street	3.25%	3.25%	9/10/2021	158	646	31,230				32,034
Hanbury Village	3.78%	3.78%	8/15/2022	377	522	544	17,449			18,892
Socastee Commons	4.57%	4.57%	1/6/2023	79	109	115	120	4,222		4,645
Sandbridge Commons	L+1.75%	4.24%	1/17/2023	179	247	257	268	7,248		8,199
249 Central Park Retail	L+1.60%	3.85% (1)	8/10/2023	164	230	245	260	16,093		16,992
South Retail	L+1.60%	3.85% (1)	8/10/2023	72	101	107	114	7,066		7,460
Fountain Plaza Retail	L+1.60%	3.85% (1)	8/10/2023	100	139	147	156	9,684		10,226
Lightfoot Marketplace	L+1.75%	4.77% (2)	10/12/2023					17,900		17,900
Johns Hopkins Village	L+1.25%	4.19% (3)	8/7/2025	677	941	988	1,031	1,075	47,765	52,477
North Point Center Note 2	7.25%	7.25%	9/15/2025	92	130	140	151	162	1,642	2,317
Lexington Square	4.50%	4.50%	9/1/2028	165	256	268	280	293	13,598	14,860
Smith's Landing	4.05%	4.05%	6/1/2035	620	856	892	928	966	14,521	18,783
Liberty Apartments	5.66%	5.66%	11/1/2043	205	288	304	332	341	12,900	14,370
The Cosmopolitan	3.35%	3.35%	7/1/2051	577	792	819	847	876	40,368	44,279
Total - Secured Core Debt				$4,249	$6,641	$80,076	$21,936	$65,926	$130,794	$309,622
Secured Notes Payable - Development Pipeline										
Greenside Apartments	L+2.95%	5.44%	2/24/2020		27,409					27,409
Premier	L+2.75%	5.24%	6/29/2020		21,830					21,830
Summit Place	L+3.24%	5.73%	1/1/2021			19,529				19,529
Hoffler Place	L+3.24%	5.73%	1/1/2021			19,337				19,337
One City Center	L+1.85%	4.34%	4/1/2024	339	574	628	659	691	22,734	25,625
Market at Mill Creek	L+1.55%	4.04%	7/12/2025						13,549	13,549
Brooks Crossing Office	L+1.60%	4.09%	7/1/2025						11,222	11,222
Total - Development Pipeline				339	49,813	39,494	659	691	47,505	138,501
Total Secured Notes Payable				$4,588	$56,454	$119,570	$22,595	$66,617	$178,299	$448,123
Unsecured Core Debt										
Senior unsecured line of credit	L+1.40% - 2.00%	4.04%	10/26/2021			91,000				91,000
Senior unsecured term loan	L+1.35% - 1.95%	3.99%	10/26/2022				55,000			55,000
Senior unsecured term loan	L+1.35% - 1.95%	3.50% - 4.28% (1)(3)	10/26/2022				150,000			150,000
Total - Unsecured Core Debt				-	-	91,000	205,000	-	-	296,000
Total Notes Payable excluding GAAP Adjustments				$4,588	$56,454	$210,570	$227,595	$66,617	$178,299	$744,123
GAAP Adjustments										(6,502)
Total Notes Payable										**$737,621**

(1) Includes debt subject to interest rate swap locks, established 4/4/19.
(2) Includes $10.5 of debt subject to interest rate swap locks.
(3) Includes debt subject to interest rate swap locks.

Debt Information 13 $ in thousands Debt Maturities $250,000 6.0% 5.2% 5.0% $200,000 4.2% 4.2% 4.1% 4.0% 3.9% $150,000 3.0% $100,000 2.0% $50,000 1.0% $0 0.0% 2019 2020 2021 2022 2023 Thereafter Fixed-Rate Debt Variable-Rate Debt Weighted Average Interest Rate(1) Total Debt Composition Interest Rate Cap Agreements Weighted Average Notional % of Debt Interest Rate Maturity Effective Date Maturity Date Strike Rate Amount Secured vs. Unsecured Debt June-2017 CheckJuly-2019 1.50% $50,000 Unsecured Debt 39.8% 3.9% 3.3 Yrs September-2017 October-2019 1.50% 50,000 Secured Debt 60.2% 4.3% 7.8 Yrs November-2017 December-2019 1.50% 50,000 Variable vs. Fixed-rate Debt March-2018 April-2020 2.25% 50,000 Variable-rate Debt(2) 43.2% 4.5% 2.9 Yrs July-2018 August-2020 2.50% 50,000 Fixed-rate Debt(1)(3) 56.8% 3.9% 8.3 Yrs December-2018 January-2021 2.75% 50,000 Total Interest Rate Caps 300,000 Fixed-rate and Hedged Debt(1)(3) 97.1% Total 4.2% 6.0 Yrs Fixed-rate Debt(2)(3) 422,801 Fixed-rate and Hedged Debt 722,801 % of Total Debt(3) 97.1% (1) Includes debt subject to interest rate swap locks. (2) Excludes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments.

AHH LISTED NYSE

Core Debt to Core EBITDA(1)

$ in thousands

14

	Three months ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Net Income	$6,514	$4,895	$5,669	$5,945	$6,983
Excluding:					
Interest expense(2)	6,042	5,692	4,677	4,497	4,373
Income tax provision (benefit)	(110)	523	(120)	(166)	(266)
Depreciation and amortization(2)	10,129	11,525	10,196	9,179	9,278
(Gain) Loss on operating real estate dispositions	-	(833)	-	-	-
Impairment of real estate assets	-	1,502	-	-	-
Change in fair value of interest rate derivatives	1,463	2,207	(298)	11	(969)
Adjusted EBITDA	$24,038	$25,511 (3)	$20,124	$19,466	$19,399
Other adjustments:					
Loss on extinguishment of debt	-	-	11	-	-
Non-cash stock compensation	689	55	252	271	555
Development Pipeline(2)	(1,362)	(1,129)	(94)	(106)	(219)
Total Other Adjustments	(673)	(1,074)	169	165	336
Core EBITDA	$23,365	$24,437	$20,293	$19,631	$19,735
Total Debt(4)	$744,123	$719,179	$660,608	$586,821	$595,637
Adjustments to Debt:					
(Less) Development Pipeline(4)	(138,501)	(100,268)	(64,365)	(40,232)	(25,377)
(Less) Cash & restricted cash	(18,959)	(24,051)	(20,648)	(15,418)	(19,306)
Core Debt	$586,663	$594,860	$575,595	$531,171	$550,954
Core Debt/Annualized Core EBITDA	**6.3x**	**6.6x**	**7.1x**	**6.8x**	**7.0x**

(1) See definitions on page 30.
(2) The adjustment for depreciation and amortization as well as interest expense includes fourth quarter 2018 and first quarter 2019 activity attributable to the Company's investment in One City Center, which was an unconsolidated real estate investment until 3/14/19.
(3) Includes gain on non-operating real estate of $3.4M and approximately $688K of severance for the three months ended 12/31/18. These amounts are not annualized in the Core Debt/Annualized Core EBITDA calculation.
(4) Excludes GAAP Adjustments.

Capitalization & Financial Ratios 15 $ in thousands Capitalization as of March 31, 2019 Capital Structure as of March 31, 2019 Debt % of Total Principal Balance Unsecured credit facility 12% $91,000 Unsecured term loans 28% 205,000 5% Mortgages payable 60% 448,123 15% 11% Total debt $744,123 Debt 41% 25% Equity % of Total Shares/Units Stock Price Market Value Equity Common stock (NYSE: AHH) 75% 52,327 $15.59 $815,778 59% 45% Common units 25% 16,992 $15.59 264,905 Equity market capitalization 69,319 $1,080,683 Total market capitalization $1,824,806 Debt/Market capitalization 41% Unsecured Credit Facility Unsecured Term Loans Mortgages Payable Liquidity as of March 31, 2019 Common Stock Cash on hand $18,959 Availability under credit facility 56,594 Unencumbered Properties as of March 31, 2019 Availability under construction loan 40,183 % of Total Properties 68% $115,736 % of Annualized Base Rent 51%

AHH LISTED NYSE

Property Portfolio

As of March 31, 2019

16

Property	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Retail Properties												
249 Central Park Retail[4]	Cheesecake Factory, Brooks Brothers, Gordon Biersch	Virginia Beach, VA	✓	-	2004	92,710	-	92,710	97.9%	-	$2,607,307	$28.73
Alexander Pointe	Harris Teeter	Salisbury, NC		100%	1997	57,710	-	57,710	95.1%	-	636,150	11.59
Bermuda Crossroads[6]	Food Lion, OfficeMax	Chester, VA		100%	2001	122,566	-	122,566	98.4%	-	1,717,090	14.24
Broad Creek Shopping Center[6][9]	Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	121,504	-	121,504	95.5%	-	2,054,231	17.70
Broadmoor Plaza	Kroger, Staples, Jo-Ann Fabrics	South Bend, IN		100%	1980	115,059	-	115,059	97.5%	-	1,376,691	12.27
Brooks Crossing Retail	Various Small Shops	Newport News, VA		100%	2016	-	18,349	18,349	-	66.3%	169,380	13.92
Columbus Village	Barnes & Noble, Shake Shack	Virginia Beach, VA	✓	100%	1980/2013	62,362	-	62,362	100.0%	-	1,535,823	24.63
Columbus Village II	Regal Cinemas, BB&B	Virginia Beach, VA	✓	100%	1995/1996	92,061	-	92,061	96.7%	-	1,595,334	17.92
Commerce Street Retail[5]	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	869,292	45.34
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	139,311	43.85
Dick's at Town Center	Dick's Sporting Goods, USI	Virginia Beach, VA	✓	100%	2002	103,335	-	103,335	100.0%	-	1,251,255	12.11
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	97.2%	-	1,769,587	17.15
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	1,026,320	28.54
Gainsborough Square	Food Lion, Rite Aid	Chesapeake, VA		100%	1999	88,862	-	88,862	91.1%	-	1,240,570	15.32
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	-	15,719	83.7%	-	267,151	20.31
Hanbury Village[6]	Harris Teeter, Walgreens	Chesapeake, VA		32%	2006/2009	116,635	-	116,635	98.6%	-	2,494,916	21.69
Harper Hill Commons[6]	Harris Teeter	Winston-Salem, NC		100%	2004	96,914	-	96,914	86.9%	-	956,076	11.35
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		100%	1999	49,000	-	49,000	100.0%	-	683,550	13.95
Indian Lakes Crossing[6]	Harris Teeter	Virginia Beach, VA		100%	2008	64,973	-	64,973	95.0%	-	842,432	13.65
Lexington Square	Lowes Foods	Lexington, SC		-	2017	85,531	-	85,531	93.3%	-	1,698,782	21.29
Lightfoot Marketplace[6]	Harris Teeter, CHKD	Williamsburg, VA		-	2016	124,735	-	124,735	85.6%	-	1,833,533	17.16
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,935	-	114,935	100.0%	-	1,473,083	12.82
North Point Center[6]	Harris Teeter, PetSmart, Home Depot, Costco	Durham, NC		88%	1998/2009	494,746	-	494,746	100.0%	-	3,821,387	7.72
Oakland Marketplace[6]	Kroger	Oakland, TN		100%	2004	64,538	-	64,538	100.0%	-	475,429	7.37
Parkway Centre	Publix	Moultrie, GA		100%	2017	61,200	-	61,200	98.0%	-	810,360	13.51
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	94.4%	-	717,906	20.11
Patterson Place	BB&B, PetSmart, DSW, AC Moore	Durham, NC		100%	2004	160,942	-	160,942	94.6%	-	2,390,333	15.71
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,261,436	16.99
Premier Retail	Williams Sonoma, Pottery Barn	Virginia Beach, VA	✓	-	2018	-	38,586	38,586	-	75.8%	957,730	32.76
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	-	103,118	95.4%	-	2,657,319	27.02
Renaissance Square	Harris Teeter	Davidson, NC		100%	2008	80,467	-	80,467	88.0%	-	1,221,216	17.24
Sandbridge Commons[6]	Harris Teeter	Virginia Beach, VA		-	2015	69,417	-	69,417	100.0%	-	916,254	13.20
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,273	-	57,273	96.7%	-	631,087	11.40
Southgate Square	Burlington, PetSmart, Michaels	Colonial Heights, VA		-	1991/2016	220,131	-	220,131	89.7%	-	2,706,472	13.71
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	100.0%	-	977,399	25.38
South Square[6]	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	-	109,590	95.3%	-	1,793,427	17.16
Southshore Shops	Buffalo Wild Wings	Chesterfield, VA		100%	2006	40,333	-	40,333	88.8%	-	747,695	20.88
Stone House Square[6]	Weis Markets	Hagerstown, MD		100%	2008	112,274	-	112,274	93.1%	-	1,767,874	16.92
Studio 56 Retail	McCormick & Schmick's	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	84.8%	-	419,296	42.65
Tyre Neck Harris Teeter[9]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	533,285	10.91
Wendover Village	BB&B, T.J. Maxx, Petco	Greensboro, NC		100%	2004	176,939	-	176,939	100.0%	-	3,480,991	19.67
Total / Weighted Avg Retail Portfolio				**73%**		**3,651,084**	**56,935**	**3,708,019**	**96.1%**	**72.7%**	**$56,524,760**	**$15.92**

AHH
LISTED
NYSE

Property Portfolio Cont.

17

As of March 31, 2019

Office Properties	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1]: Core Properties	Net Rentable Square Feet (RSF)[1]: Development Properties	Net Rentable Square Feet (RSF)[1]: Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	234,938	-	234,938	98.1%	-	$6,597,818	$28.63
Armada Hoffler Tower[4][5]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	324,247	-	324,247	92.0%	-	8,754,011	29.36
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	128,876	-	128,876	92.2%	-	2,948,523	24.80
One City Center	Duke University, WeWork	Durham, NC		-	2019	-	153,666	153,666	-	84.7%	4,142,424	31.82
Two Columbus	The Art Institute	Virginia Beach, VA	✓	100%	2009	108,459	-	108,459	100.0%	-	2,845,964	26.24
Total / Weighted Average Office Portfolio				**58%**		**796,520**	**153,666**	**950,186**	**94.9%**	**84.7%**	**$25,288,741**	**$28.54**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units: Core Properties	Units: Development/ Redevelopment Properties	Units: Total	Core Occupancy[2]	Development/ Redevelopment Occupancy[2]	ABR[7]	Monthly Rent per Occupied Unit
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	94.4%	-	$4,238,652	$1,308.23
Greenside Apartments	Charlotte, NC		-	2018	-	225	225	-	58.2%	2,460,408	1,565.15
Johns Hopkins Village[8][9][10]	Baltimore, MD		-	2016	157	-	157	99.5%	-	7,635,720	1,126.21
Liberty Apartments[8][10]	Newport News, VA		-	2013	197	-	197	95.3%	-	2,381,836	1,057.12
Premier Apartments	Virginia Beach, VA	✓	-	2018	-	131	131	-	80.9%	1,804,680	1,418.77
Smith's Landing[9]	Blacksburg, VA		-	2009	284	-	284	100.0%	-	4,070,568	1,194.42
The Cosmopolitan[8][11]	Virginia Beach, VA	✓	-	2006	-	300	300	-	93.0% [11]	5,350,027	1,597.98
Total / Weighted Avg Multifamily Portfolio			-		**924**	**656**	**1,580**	**97.2%**	**78.7%**	**$27,941,891**	**$1,321.18**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of March 31, 2019, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of March 31, 2019, divided by (b) total units available, as of such date expressed as a percentage.

(3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of March 31, 2019 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of March 31, 2019. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) As of March 31, 2019, the Company occupied 43,034 square feet at these two properties at an ABR of $1.4M, or $31.58 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table to the right:

Properties Subject to Ground Lease	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	ABR
Bermuda Crossroads	2	11,000	$179,685
Broad Creek Shopping Center	6	23,825	639,988
Columbus Village	1	3,403	200,000
Hanbury Village	2	55,586	1,082,118
Harper Hill Commons	1	41,520	373,680
Indian Lakes	1	50,311	592,385
Lightfoot Marketplace	3	60,442	660,375
North Point Center	4	280,556	1,138,230
Oakland Marketplace	1	45,000	186,300
Sandbridge Commons	1	53,288	583,000
South Square	1	1,778	60,000
Stone House Square	1	3,650	181,500
Tyre Neck Harris Teeter	1	48,859	533,285
Total / Weighted Avg	**25**	**679,218**	**$6,410,546**

(7) For the properties in our multifamily portfolio, ABR is calculated by multiplying (a) base rental payments for the month ended March 31, 2019 by (b) 12.

(8) The ABR for Liberty, Cosmopolitan, and Johns Hopkins Village excludes $293K, $875K and $1.2M from ground floor retail leases, respectively.

(9) The Company leases the land underlying this property pursuant to a ground lease.

(10) Monthly rent per occupied unit is calculated by dividing total base rental payments for the month ended March 31, 2019 by the number of occupied beds.

(11) Excludes 42 units offline for redevelopment for occupancy.

AHH
LISTED
NYSE

Development and Redevelopment Pipeline

18

$ in thousands

Projects	Property Type	Estimated[1]	% Leased or LOI	Schedule[1] Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants & Other Notes
Under Development											
Brooks Crossing - Office Newport News, VA	Office	100,000 sf	100%	1Q18	2Q19	3Q19	$20,000	$15,625	$18,000	65%[3]	Huntington Ingalls Industries
Hoffler Place (King Street) Charleston, SC	Multifamily	74 units	48%	3Q17	3Q19	3Q20	48,000	31,750	40,000	93%	NA
Market at Mill Creek Mt. Pleasant, SC	Retail	73,000 sf	93%	1Q18	1Q19	3Q19	23,000	16,185	22,000	70%[3]	Lowes Foods
Summit Place (Meeting Street) Charleston, SC	Multifamily	114 units	-	3Q17	TBD	TBD	53,000	34,750	42,500	90%	NA
Wills Wharf Baltimore, MD	Office	325,000 sf	68%	3Q18	1Q20	3Q20	119,000	-	32,000	100%	WeWork, Canopy by Hilton
				Total Projects Under Development			243,000	82,685	136,500		
Delivered Not Stabilized											
Brooks Crossing - Retail Newport News, VA	Retail	18,000 sf	66%	3Q15	3Q16	4Q19	3,000	-	3,000	65%[3]	Misc. small shops
Greenside (Harding Place) Charlotte, NC	Multifamily	225 Units	73%	3Q16	3Q18	4Q19	51,000	29,750	50,500	80%[3]	NA
One City Center Durham, NC	Office	153,000 sf	85%	1Q16	3Q18	2Q19	48,000	27,625	46,000	100%	Duke University, WeWork
Premier Apartments (Town Center Phase VI) Virginia Beach, VA	Multifamily	131 Units	92%	4Q16	2Q18	2Q19	30,000	16,666	30,000	100%	NA
Premier Retail (Town Center Phase VI) Virginia Beach, VA	Retail	39,000 sf	76%	4Q16	3Q18	2Q20	15,000	8,334	12,500	100%	Williams-Sonoma, Pottery Barn
				Total Projects Delivered Not Stabilized			653,000	263,370	433,000		
						Total	$896,000	$346,055	$569,500		

Redevelopment	Property Type	Units Out of Service	% Leased	Construction Start	Anticipated Completion	Same-Store Sales	Estimated Cost[1]	Loan Commitment	Cost to Date
The Cosmopolitan Virginia Beach, VA	Multifamily	42 units	93%	1Q18	4Q20	4Q21	$10,000	NA	$2,400







	Q1 2019
Capitalized Interest	$1,549
Capitalized Overhead	$664

(1) Represents estimates that may change as the development process proceeds.
(2) First fully-stabilized quarter. See same store definition on page 30.
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners.

AHH
LISTED
NYSE

Mezzanine Investments

19

$ in thousands

	Property Type	Estimated[1]	% Leased or LOI	Initial Occupancy	Loan Maturity	Interest Rate	Principal Mezzanine Financing	Mezzanine Interest QTD	Option to Purchase
				Schedule[1]					
Investments with Discounted Purchase Options									
1405 Point (Point Street Apartments)[2] Baltimore, MD	Multifamily	289 units	98%	1Q18	3Q21	8%	$31,000	$610	$97,000
Nexton Square Summerville, SC	Retail	135,000 sf	70%	2Q19	4Q20	15%	14,000	509	42,000
Short Term Investments									
The Residences at Annapolis Junction Annapolis Junction, MD	Multifamily	416 units	89%	3Q17	4Q19	10%	37,000	906	-
$5M Annapolis Junction Purchase Option sale							-	1,118	-
North Decatur Square (Whole Foods) Decatur, GA	Retail	86,000 sf	100%	4Q18	2Q22	15%	19,000	638	-
Delray Plaza (Whole Foods) Delray Beach, FL	Retail	83,000 sf	94%	3Q19	4Q20	15%	10,000	310	-
Solis Apartments at Interlock Atlanta, GA	Multifamily	345 units	NA	3Q20	3Q22	13%	15,000	463	-
The Interlock Atlanta, GA	Mixed-use	304,000 sf	63%	3Q20	3Q22	15%	24,000	743	-
						Total[3]	$150,000	$5,297	
						Mezzanine Interest Expense[4]		(1,321)	
						Net Mezzanine Interest Income		$3,976	





WHOLE FOODS MARKET
365



(1) Represents estimates that may change as the development process proceeds.
(2) Exercised purchase option subsequent to quarter end.
(3) Excludes GAAP adjustments.
(4) Includes $5.4M of interest expense associated with funding the Company's mezzanine program.

AHH
LISTED
NYSE

Acquisitions & Dispositions

20

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price[1]	Reinvested 1031 Proceeds	$ Value of OP Units/Stock[2]	Cash Cap Rate	Purchase Date	Anchor Tenants
Wendover Village III	Greensboro, NC	5,286	$2,783	$2,424	-	9.2%	1Q19	Verizon
Lexington Square[3]	Lexington, SC	85,531	26,758	-	$2,624	6.7%	3Q18	Lowes Foods
Parkway Centre	Moultrie, GA	61,200	11,200	-	1,624	6.4%	1Q18	Publix
Indian Lakes	Virginia Beach, VA	71,020	14,700	-	-	7.1%	1Q18	Harris Teeter, Wawa
Wendover Village Outparcel	Greensboro, NC	35,895	14,300	7,900	-	7.7%	3Q17	Panera, Rooms to Go Kids
Renaissance Square	Davidson, NC	80,468	17,085	-	-	7.1%	4Q16	Harris Teeter
Columbus Village II	Virginia Beach, VA	92,061	26,200	-	26,200	5.6%	4Q16	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	9,160	-	2,475	7.8%	3Q16	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	38,585	-	17,485	7.3%	2Q16	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	170,500	87,000	-	7.2%	1Q16	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	26,200	14,000	-	7.3%	3Q15	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	8,600	3,600	-	7.3%	3Q15	BiLo
Columbus Village	Virginia Beach, VA	65,746	21,025	-	14,025	6.4%	3Q15	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	39,555	15,200	4,155	7.4%	2Q15	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	19,662	-	9,662	7.3%	3Q14	Old Navy, Best Buy, Pier 1
Total/Weighted Average		2,290,158	$446,313	$130,124	$78,250	7.1%		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	Anchor Tenants
Indian Lakes Wawa	Virginia Beach, VA	6,047	$4,400	$4,400	-	5.4%	2Q18	Wawa
Commonwealth of VA Buildings	Virginia Beach & Chesapeake, VA	47,366	13,150	8,000	4,194	6.8%	3Q17	Commonwealth of VA
Greentree Wawa	Chesapeake, VA	5,088	4,600	4,400	3,396	5.0%	1Q17	Wawa
Oyster Point[4]	Newport News, VA	100,139	6,500	-	3,793	16.4%	3Q16	GSA
Non-Core Retail Portfolio	Various	174,758	12,850	12,600	(27)	7.1%	2Q16 - 3Q16	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	78,000	77,000	26,674	7.9%	1Q16	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	30,000	10,000	4,987	6.7%	4Q15	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	35,625	17,600	7,210	5.7%	2Q15	NA
Sentara Williamsburg	Williamsburg, VA	49,200	15,450	15,200	6,197	6.3%	1Q15	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	8,900	7,400	2,211	6.3%	4Q14	Virginia Natural Gas
Total/Weighted Average		774,567 sf/ 203 units	$209,475	$156,600	$58,635	7.2%		

(1) Contractual purchase price.
(2) Value of OP Units/Stock at issuance.
(3) Units are issuable contingent on the achievement of certain further occupancy requirements.
(4) Anchor tenant vacated 12/31/16, which would represent a 2.5% Cash Cap Rate.

Construction Business Summary 21 Total Contract Work in Place as Estimated Date Highlighted Projects Location Value of 3/31/2019 Backlog of Completion Interlock Commercial Atlanta, GA $85,909 $5,937 $79,972 4Q 2020 Solis Apartments at Interlock Atlanta, GA 62,300 183 62,117 1Q 2021 Sub Total 148,209 6,120 142,089 All Other Projects 367,060 348,278 18,782 Total $515,269 $354,398 $160,871 Gross Profit Summary Trailing 12 Q1 2019 Months(1) (Unaudited) Revenue $17,036 $73,761 Expense (16,286) (67,500) Gross Profit $750 $6,261 (1) Includes gain on non-operating real estate of $3.4M for the three months ended 12/31/18.

Same Store NOI by Segment 22 $ in thousands (Reconciliation to GAAP located in appendix on pg. 34) Three months ended 3/31/2019 3/31/2018 $ Change % Change Office(1) (Unaudited) Revenue $5,326 $5,100 $226 4.4% Expenses(2) 1,859 1,859 - 0.0% Net Operating Income 3,467 3,241 226 7.0% Retail(1) Revenue 14,604 14,568 36 0.2% Expenses(2) 3,406 3,327 79 2.4% Net Operating Income 11,198 11,241 (43) -0.4% Multifamily(1) Revenue 5,449 5,035 414 8.2% Expenses(2) 2,086 1,951 135 6.9% Net Operating Income 3,363 3,084 279 9.0% Same Store Net Operating Income (NOI) $18,028 $17,566 $462 2.6% Net effect of straight-line rents ($596) (518) (78) Amortization of lease incentives and above (below) market rents ($6) (32) 26 Same store portfolio NOI, cash basis $17,426 $17,016 $410 2.4% NOI, Cash Basis: Office $3,136 $2,930 $206 7.0% Retail 11,028 11,067 (39) -0.4% Multifamily 3,262 3,019 243 8.0% $17,426 $17,016 $410 2.4% NOI: Office $3,467 $3,241 $226 7.0% Retail 11,198 11,241 (43) -0.4% Multifamily 3,363 3,084 279 9.0% $18,028 $17,566 $462 2.6% (1) See page 31 for Same Store vs. Non – Same Store Properties. (2) Excludes expenses associated with the Company’s in house asset management division of $472K and $502K for the 3 months ended 3/31/2019 & 3/31/2018.

AHH
LISTED
NYSE

Top 10 Tenants by ABR

23

$ in thousands
As of March 31, 2019

Office Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent(1)	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Clark Nexsen	1	2029	$ 2,588	10.2%	2.4%
Wework	1	2034	2,204	8.7%	2.0%
Duke	1	2029	1,540	6.1%	1.4%
Mythics	1	2030	1,187	4.7%	1.1%
Hampton University	2	2019 - 2024	1,085	4.3%	1.0%
Pender & Coward	1	2030	904	3.6%	0.8%
Kimley-Horn	1	2027	876	3.5%	0.8%
Troutman Sanders	1	2025	872	3.4%	0.8%
The Art Institute	1	2019	869	3.4%	0.8%
City of Va Beach Development Authority	1	2024	744	2.9%	0.7%
Top 10 Total			**$ 12,869**	**50.8%**	**11.8%**

Retail Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent(1)	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Harris Teeter/Kroger	11	2020 - 2036	$ 6,188	10.9%	5.6%
Regal Cinemas	2	2022 - 2024	1,679	3.0%	1.5%
Bed, Bath, & Beyond	4	2020 - 2024	1,677	3.0%	1.5%
PetSmart	5	2020 - 2022	1,438	2.5%	1.3%
Food Lion	3	2019 - 2022	1,291	2.3%	1.2%
Lowes Foods, LLC	1	2037	930	1.6%	0.8%
Dick's Sporting Goods	1	2020	840	1.5%	0.8%
Weis Markets	1	2028	802	1.4%	0.7%
Ross Dress for Less	2	2022 - 2025	762	1.3%	0.7%
Petco	3	2020 - 2027	743	1.3%	0.7%
Top 10 Total			**$ 16,350**	**28.8%**	**14.8%**

(1) Includes leases from the development properties that have been delivered, but not stabilized.

Office Lease Summary 24 Renewal Lease Summary GAAP Cash Number of Weighted Leases Net Rentable SF Leases Net Rentable Contractual Prior Rent Releasing Contractual Prior Rent Releasing Average Lease TI & LC Quarter Signed Signed Expiring SF Expiring Rent per SF per SF Spread Rent per SF per SF Spread Term (yrs) TI & LC per SF Q1 2019 1 11,995 3 15,865 $24.92 $21.30 17.0% $23.76 $23.18 2.5% 5.00 $164,879 $13.75 Q4 2018 3 5,490 2 1,915 26.13 24.97 4.6% 26.50 26.27 0.9% 3.86 165,800 30.20 Q3 2018 - - 1 9,337 - - 0.0% - - 0.0% - - - Q2 2018 3 28,910 6 13,225 28.88 28.41 1.7% 27.68 30.86 -10.3% 8.77 2,169,711 75.05 New Lease Summary(1) Number of Cash Weighted Leases Net Rentable SF Contractual Average TI & LC Quarter Signed Signed Rent per SF Lease Term TI & LC per SF Q1 2019 4 15,889 $25.07 4.88 $498,213 $31.36 Q4 2018 1 1,242 24.00 5.21 13,585 10.94 Q3 2018 1 1,806 26.00 5.00 14,958 8.28 Q2 2018 4 20,899 23.22 7.18 853,977 40.86 (1) Excludes leases from properties in development.

AHH LISTED NYSE

Office Lease Expirations

As of March 31, 2019

25

Year	Number of Leases Expiring	Square Footage of Leases Expiring[(1)]	% Portfolio Net Rentable Square Feet	Annualized Base Rent[(1)]	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	-	64,047	6.7%	$ -	-	$ -
M-T-M	4	1,753	0.2%	61,840	0.2%	35.28
2019	13	82,090	8.6%	2,284,057	9.0%	27.82
2020	8	26,537	2.8%	787,030	3.1%	29.66
2021	9	51,479	5.4%	1,468,956	5.8%	28.54
2022	9	73,394	7.7%	2,085,561	8.2%	28.42
2023	11	63,441	6.7%	1,830,270	7.2%	28.85
2024	7	98,813	10.4%	2,522,331	10.0%	25.53
2025	7	70,062	7.4%	1,955,315	7.7%	27.91
2026	5	21,966	2.3%	522,296	2.1%	23.78
2027	3	49,081	5.2%	1,421,603	5.6%	28.96
2028	6	63,319	6.7%	1,731,733	6.8%	27.35
2029	6	146,437	15.4%	4,322,180	17.1%	29.52
Thereafter	3	137,767	14.4%	4,295,567	17.0%	31.18
Total / Weighted Average	**91**	**950,186**	**99.9%**	**$ 25,288,739**	**100.0%**	**$ 28.54**



160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter
Leased Square Feet
% ABR of Office Portfolio

Square Feet Under Lease	% of Portfolio ABR
2,500 or less	3%
2,501-10,000	16%
10,001-20,000	25%
20,001-40,000	25%
40,001-100,000	30%
Office Portfolio Total	**100%**

(1) Includes leases from the development properties that have been delivered, but not stabilized.

Retail Lease Summary 26 Renewal Lease Summary GAAP Cash Number of Net Weighted Leases Rentable SF Net Rentable SF Contractual Prior Rent per Releasing Contractual Prior Rent Releasing Average Lease TI & LC Quarter Signed Signed Leases Expiring Expiring Rent per SF SF Spread Rent per SF per SF Spread Term (yrs) TI & LC per SF Q1 2019 24 128,088 11 30,729 $16.08 $15.25 5.5% $15.96 $15.43 3.4% 5.36 $123,414 $0.96 Q4 2018 23 169,261 13 67,429 15.91 15.14 5.0% 15.78 15.36 2.8% 3.98 175,816 1.04 Q3 2018 10 28,101 11 19,775 29.36 27.23 7.8% 29.95 28.19 6.2% 5.23 115,732 4.12 Q2 2018 19 64,064 1 1,900 19.55 18.71 4.5% 19.33 19.13 1.0% 5.60 261,455 4.08 New Lease Summary(1) Number of Net Weighted Leases Rentable SF Cash Contractual Rent Average Lease TI & LC Quarter Signed Signed per SF Term (yrs) TI & LC per SF Q1 2019 3 4,001 $16.10 4.89 $22,127 $5.53 Q4 2018 7 60,363 15.09 10.83 2,710,665 44.91 Q3 2018 7 10,444 19.60 5.95 366,032 35.05 Q2 2018 9 29,646 25.08 8.63 1,041,670 35.14 (1) Excludes leases from properties in development.

Retail Lease Expirations 27 As of March 31, 2019 Square Footage % Portfolio % of Portfolio Annualized Base Number of Leases of Leases Net Rentable Annualized Base Annualized Rent per Leased Year Expiring Expiring(1) Square Feet Rent(1) Base Rent Square Foot Available - 194,720 5.2% $ - - $ - M-T-M 1 1,400 - 25,550 - 18.25 2019 46 250,884 6.7% 3,931,611 6.9% 15.67 2020 76 533,662 14.2% 7,707,508 13.6% 14.44 2021 68 306,147 8.1% 5,668,873 10.0% 18.52 2022 62 398,538 10.6% 6,808,144 12.0% 17.08 2023 59 432,951 11.5% 6,642,818 11.7% 15.34 2024 51 330,492 8.8% 5,428,848 9.6% 16.43 2025 24 297,789 7.9% 3,515,541 6.2% 11.81 2026 22 172,745 4.6% 3,021,398 5.3% 17.49 2027 19 121,426 3.2% 2,627,999 4.6% 21.64 2028 24 266,508 7.1% 3,882,909 6.9% 14.57 2029 13 84,929 2.3% 1,542,976 2.7% 18.17 Thereafter 16 368,243 9.8% 5,865,861 10.5% 15.93 Total / Weighted Average 481 3,760,434 100.0% $ 56,670,034 100.0% $ 15.89 600,000 16.0% 14.0% 500,000 Square Feet % of Portfolio 12.0% Under Lease ABR 400,000 10.0% 2,500 or less 13% 300,000 8.0% 2,501-10,000 30% 10,001-20,000 16% 6.0% 200,000 20,001-40,000 15% 4.0% 40,001-100,000 24% 100,000 2.0% Greater than 100,000 2% - 0.0% Retail Portfolio Total 100% Leased Square Feet % ABR of Retail Portfolio (1) Includes leases from properties in development.

28 Appendix Definitions & Reconciliations

Definitions 29 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO.

Definitions 30 ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, proceeds from the sale of a purchase option (in excess of amounts recognized in net income), straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ADJUSTED EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets and mark-to-market adjustments on interest rate derivates. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. CORE EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. CORE DEBT: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash.

Definitions 31 SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

AHH LISTED NYSE

Same Store vs. Non-Same Store Properties

32

	Three Months Ended 3/31/2019 to 2018	
	Same Store	Non-Same Store
Retail Properties		
249 Central Park Retail	X	
Alexander Pointe	X	
Bermuda Crossroads	X	
Broad Creek Shopping Center		X
Brooks Crossing (Retail)		X
Broadmoor Plaza	X	
Columbus Village	X	
Columbus Village II	X	
Commerce Street Retail	X	
Courthouse 7-Eleven	X	
Dick's at Town Center	X	
Dimmock Square	X	
Greentree Shopping Center	X	
Fountain Plaza Retail	X	
Gainsborough Square	X	
Hanbury Village	X	
Harper Hill Commons	X	
Harrisonburg Regal	X	
Indian Lakes Crossing		X
Lexington Square		X
Lightfoot Marketplace		X
North Hampton Market	X	
North Point Center	X	
Oakland Marketplace	X	
Parkway Centre		X
Parkway Marketplace	X	
Patterson Place	X	
Perry Hall Marketplace	X	
Premier Retail		X

	Three Months Ended 3/31/2019 to 2018	
	Same Store	Non-Same Store
Retail Properties (Continued)		
Providence Plaza	X	
Renaissance Square	X	
Sandbridge Commons	X	
Socastee Commons	X	
South Retail	X	
South Square	X	
Southgate Square	X	
Southshore Shops	X	
Stone House Square	X	
Studio 56 Retail	X	
Tyre Neck Harris Teeter	X	
Waynesboro Commons		X
Wendover Village	X	
Wendover Village Outparcel	X	
Wendover Village III		X
Office Properties		
4525 Main Street	X	
Armada Hoffler Tower	X	
One City Center		X
One Columbus	X	
Two Columbus	X	
Multifamily Properties		
Encore Apartments	X	
Greenside Apartments		X
Liberty Apartments	X	
Premier Apartments		X
Smith's Landing	X	
The Cosmopolitan		X
Johns Hopkins Village	X

33 Reconciliation to Property Portfolio NOI $ in thousands Three months ended 3/31 2019 2018 Office Same Store(1) Rental revenues $5,326 $5,100 Property expenses 1,859 1,859 NOI 3,467 3,241 Non-Same Store NOI(2) 77 (94) Segment NOI $3,544 $3,147 Retail Same Store(1) Rental revenues $14,604 $14,568 Property expenses 3,406 3,327 NOI 11,198 11,241 Non-Same Store NOI(2) 1,648 1,133 Segment NOI $12,846 $12,374 Multifamily Same Store(1) Rental revenues $5,449 $5,035 Property expenses 2,086 1,951 NOI 3,363 3,084 Non-Same Store NOI(2) 1,303 857 Segment NOI $4,666 $3,941 Total Property Portfolio NOI $21,056 $19,462 (1) See page 32 for the Same Store vs. Non-Same Store properties (2) Includes expenses associated with the company’s in house asset management division.

34 Reconciliation to Property Portfolio NOI $ in thousands Three months ended 3/31/2019 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $0 $10,338 $2,560 $12,898 Net effect of straight-line rents 0 154 113 267 Amortization of lease incentives and (above) below market rents - 177 (13) 164 NOI $0 $10,669 $2,660 $13,329 Town Center of Virginia Beach NOI - Cash Basis $3,287 $2,125 $1,661 $7,073 Net effect of straight-line rents 403 (33) 27 397 Amortization of lease incentives and (above) below market rents (72) (73) - (145) Elimination of AHH rent (232) (109) - (341) NOI $3,386 $1,910 $1,688 $6,984 NOI Diversified Portfolio $0 $10,669 $2,660 $13,329 Town Center of Virginia Beach 3,386 1,910 1,688 6,984 Unstabilized Properties 158 267 318 743 Total Property Portfolio NOI $3,544 $12,846 $4,666 $21,056

Reconciliation to GAAP Net Income 35 $ in thousands Three months ended 3/31/2019 Total Rental General Contracting & Office Retail Multifamily Properties Real Estate Services Total Segment revenues $ 5,556 $ 17,257 $ 8,096 $ 30,909 $ 17,036 $ 47,945 Segment expenses 2,012 4,411 3,430 9,853 16,286 26,139 Net operating income $ 3,544 $ 12,846 $ 4,666 $ 21,056 $ 750 $ 21,806 Depreciation and amortization (9,904) General and administrative expenses (3,401) Acquisition, development and other pursuit costs (400) Interest income 5,319 Interest expense (5,886) Equity in income of unconsolidated real estate entities 273 Change in fair value of interest rate derivatives (1,463) Other income (loss) benefit 60 Income tax benefit (provision) 110 Net income $ 6,514